UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 12, 2019
Date of Report (Date of Earliest Event Reported)
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)
  _______________________________________________

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
  ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Company's 2019 annual meeting of its stockholders held on June 12, 2019 (the "Annual Meeting"), the Company’s stockholders voted on three proposals, as described below. As of the close of business on April 18, 2019, the record date for eligibility to vote at the Annual Meeting, there were 21,796,323 shares of Class A common stock and 7,726,108 shares of Class B common stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock was entitled to one (1) vote per share, and each share of Class B common stock was entitled to ten (10) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company's common stock entitled to vote at the Annual Meeting was 99,057,403 votes. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1
The Company’s stockholders elected the following six directors for a term of office expiring at the Company’s 2020 annual meeting of its stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	92,454,581	1,438,071	2,015,050
Edmond Thomas	93,614,296	278,356	2,015,050
Doug Collier	92,929,850	962,802	2,015,050
Seth Johnson	92,929,861	926,791	2,051,050
Janet Kerr	92,929,855	962,797	2,015,050
Bernard Zeichner	92,929,864	962,788	2,015,050
Proposal 2
The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,876,779	18,346	12,577	—
Proposal 3
The Company's stockholders approved, on an advisory basis, the compensation of our named executive officers for the fiscal year ending February 2, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,793,469	88,165	11,018	2,015,050

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 13, 2019	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer, Corporate Secretary